SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, D.C.  20549


                                    -----------------------

                                           FORM 8-K

                                        CURRENT REPORT
                            PURSUANT TO SECTION 13 OR 15(D) OF THE
                                SECURITIES EXCHANGE ACT OF 1934



                                     MARCH 26, 1997
                                     --------------
                    Date of Report (Date of earliest event reported)



                              AMERICAN REAL ESTATE PARTNERS, L.P.
                              -----------------------------------
                 (Exact Name of Registrant as Specified in its Charter)



                DELAWARE                     1-9516                            13-3398766
                --------                     ------                            ----------
        (State of Organization)       (Commission File Number)      (IRS Employer Identification Number)




                                   100 SOUTH BEDFORD ROAD
                                     MT. KISCO, NY 10549
                                     -------------------
             (Address of Registrant's Principal Executive Office) (Zip Code)


                                       (914) 242-7700
                                       --------------
                  (Registrant's telephone number, including area code)


                         --------------------------------------
              (Former Name or Former Address, if Changed Since Last Report)







ITEM 5. OTHER EVENTS.

      On March 26, 1997, the Registrant announced 1996 fourth quarter and full year financial results and that no distributions are expected to be made during 1997. Reference is made to the press release, dated March 26, 1997, annexed hereto as Exhibit 20, for information regarding the announcement.


ITEM 7. EXHIBITS.

      EXHIBIT NO.               DESCRIPTION OF DOCUMENT
      -----------               -----------------------
          20              Press Release, dated March 26, 1997.







PAGE

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN REAL ESTATE PARTNERS, L.P.
                                    (Registrant)

                                    By: American Property Investors, Inc.
                                        General Partner


                                    By: /s/ John P. Saldarelli
                                        ---------------------------------
                                        John P. Saldarelli
                                        Secretary and Treasurer


Date:  March 26, 1997


PAGE

	                           EXHIBIT INDEX
                                   --------------


          EXHIBIT NUMBER           DESCRIPTION                                      PAGE NO.
          --------------           -----------                                      --------
                20                 Press Release, dated March 26, 1997.                 5



PAGE

                                  EXHIBIT 20
                                  ----------

Contact:    John P. Saldarelli
            Secretary and Treasurer
            (914) 242-7700


                             FOR IMMEDIATE RELEASE
                             ---------------------


                      AMERICAN REAL ESTATE PARTNERS, L.P.
                      -----------------------------------
                 REPORTS FOURTH QUARTER AND FULL YEAR RESULTS
                 --------------------------------------------
           AND THAT NO DISTRIBUTIONS ARE EXPECTED TO BE MADE IN 1997
           ---------------------------------------------------------


Mount Kisco, New York, March 26, 1997 -- American Real Estate Partners, L.P. ("AREP") (NYSE:ACP) today reported the following fourth quarter and full year financial results:


FOURTH QUARTER ENDED DECEMBER 31,                         1996                           1995
---------------------------------                         ----                           ----
(UNAUDITED)
Revenues                                                 $17,446,193                   $17,242,450

Earnings before property transactions                    $ 8,294,807                   $ 7,376,398

Provisions for loss on real estate                          (760,000)                     (157,149)

Gain on sales and disposition of real estate               5,415,407                       678,721

Extraordinary gain from early extinguishment
  of debt                                                     29,884                         -
                                                         -----------                   -----------
  Net earnings                                           $12,980,098                   $ 7,897,970
                                                        ===========                   ===========
Net earnings per L.P. unit:

  Before extraordinary item                              $          .45                $          .27

  Extraordinary item                                            -                             -
                                                         --------------                --------------
  Net earnings                                           $          .45                $          .27
                                                         ==============                ==============
Weighted average units and equivalent
  units outstanding                                       28,032,628                    28,213,363
                                                         ===========                   ===========


PAGE

YEAR ENDED DECEMBER 31,                                   1996                           1995
-----------------------                                   ----                           ----
Revenues                                                $71,773,403                    $69,920,466

Earnings before property transactions                   $34,731,813                    $30,832,876

Provisions for loss on real estate                         (935,000)                      (768,701)

Gain on sales and disposition of real estate             24,516,867                      5,091,445

Extraordinary loss from early extinguishment               (491,628)                         -
  of debt                                               -----------                    ------------

  Net earnings                                          $57,822,052                    $35,155,620
                                                        ===========                    ===========
Net earnings per L.P. unit:

  Before extraordinary item                             $         2.04                 $         1.33

  Extraordinary item                                              (.02)                         -
                                                        ---------------                --------------
  Net earnings                                          $         2.02                 $         1.33

Weighted average units and equivalent
  units outstanding                                      28,023,641                     27,427,389
                                                        ===============                ==============

                             *** Text follows ***


                      AMERICAN REAL ESTATE PARTNERS, L.P.
                                MARCH 26, 1997

                             EARNINGS RELEASE TEXT

Earnings before property transactions for the fourth  quarter of 1996 increased

by  approximately  $918,000.   Non-recurring  gains on sales and disposition of

real  estate  for  the  fourth  quarter  of  1996  increased  by  approximately

$4,737,000.  Earnings before property transactions for  the year ended December

31, 1996 increased by approximately $3,899,000.  Non-recurring  gains  on sales and  disposition  of real estate for the year ended December 31, 1996 increased by approximately $19,425,000.



AREP also announced  that no distributions are expected to be made in 1997.  In making its announcement,  AREP  noted  it  plans to continue to apply available

Partnership operating cash flow toward its operations,  repayment  of  maturing indebtedness,  tenant  improvements and other capital expenditures and creation of cash reserves for Partnership  contingencies including environmental matters and scheduled lease expirations.  As  previously  reported,  by  the end of the year  2000,  net  leases  representing  approximately 23% of AREP's net  annual rentals from its portfolio will be due for  renewal, and by the end of the year

2002, 42% of such rentals will be due for renewal.   In  addition,  AREP  noted

that  net  operating  cash  flow  in  1996  was approximately break even, after payment  of  approximately  $34.6 million of periodic  principal  payments  and maturing debt obligations, capital expenditures and creation of additional cash

reserves  of  approximately  $1.5  million.   No  distributions  were  made  to

unitholders during 1996.



AREP stated that it continues  to believe excess cash should be used to enhance

long-term  unitholder  value  through   investment  in  companies  with  assets

undervalued by the market.  AREP believes  that  in  the  real  estate  area it should  focus  on  diversifying its portfolio and seek to make acquisitions  of land development companies  and other real estate operating companies which may have significant assets under  development  and  may  enhance  its  ability  to develop  and  manage  these properties.  These types of investments may involve debt restructuring, capital  improvements  and  active asset management, and by their  nature  may not be readily financeable and may  not  generate  immediate

positive cash flow.   As  such,  they require AREP to maintain a strong capital

base both to react quickly to these  market  opportunities  as well as to allow

AREP to rework the assets to enhance their turnaround performance.   Therefore,

AREP's  investment  strategy  continues  to  include  the  retention of capital transaction  and refinancing proceeds.  AREP believes that this  strategy  will not only allow  it to continue to strengthen AREP's balance sheet but also will provide AREP with opportunities to enhance its operating cash flow, and thereby will be a factor  in  increasing  net operating cash flow from the "break even"

(as mentioned above) that it has been at for the past several years.


American Real Estate Partners, L.P.  is  a master limited partnership primarily engaged in acquiring and managing real estate  investments,  with  the  primary focus on office, retail, industrial, hotel and residential properties.